[Image]     Scudder Latin America Fund Profile
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     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
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     Fund Profile
     March 1, 1997

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     1. What Is The Fund's Objective?

     Scudder Latin America Fund seeks to provide long-term capital appreciation through investment primarily in the securities of Latin American governments and companies.

     2. What Does The Fund Invest In?

     The Fund invests primarily (at least 65% of total assets) in the securities of Latin American issuers. At least 50% of the Fund's total assets will be invested in Latin American equity securities: common stock, preferred stock, securities that may be converted into common stock, depositary receipts and warrants. The Fund seeks to benefit from economic and political trends emerging throughout Latin America. In selecting companies for investment, the Fund typically evaluates industry trends, a company's financial strength, its competitive position in domestic and export markets, technology, recent developments and profitability, together with overall growth prospects.

     The Fund may also invest in debt securities. When the Fund does so, such securities will generally be unrated or below investment-grade; that is, rated below Baa by Moody's Investors Service, Inc. or below BBB by Standard & Poor's, (i.e., "junk bonds").

     The Fund intends to allocate investments among at least three countries at all times. Under present conditions the Fund expects to focus its investments in Argentina, Brazil, Chile, Mexico and Peru. In the opinion of the Fund's investment adviser, Scudder, Stevens & Clark, Inc., these five countries offer the most developed capital markets in Latin America.

     3. What Are The Risks Of Investing In The Fund?

     The Fund is susceptible to political and economic factors affecting issuers in Latin American countries. Although there have been significant improvements in recent years, the Latin American economies continue to experience challenging problems, including high inflation rates and high interest rates relative to the U.S. Emerging market securities can be more volatile and less liquid than securities in more developed markets. Foreign securities often have less publicly available information and are subject to different regulations than domestic securities. Political events, changes in the perceived creditworthiness of issuers, higher brokerage costs, fluctuating national interest rates, foreign taxes and movements in foreign currencies will affect the value of the Fund's holdings which determine the Fund's share price. The Fund may incur currency conversion costs and the strength or weakness of the U.S. dollar against these currencies may result in fluctuations of the Fund's share price, which is likely to vary from day to day.

     Movements of the stock markets or in the types of securities held in the Fund's portfolio may affect the Fund's share price. You incur principal risk when you invest because your shares, when sold, may be worth more of less than what you paid for them.

     Because it is non-diversified, the Fund may invest in a smaller number of issuers, which will subject it to greater market and credit risk than a diversified fund. Furthermore, the Fund's holdings in unrated securities and securities rated below investment-grade (i.e., "junk bonds") carry a greater risk of default and more price volatility than securities rated investment-grade or above.

     4. For Whom Is This Fund Appropriate?

     You may wish to consider this Fund if you are seeking capital growth and:

        o plan to hold your investment for the long-term (at least 5 years or more),
        o can tolerate fluctuations in share price,
        o have or plan to have other investments for the benefit of diversification, and
        o understand the risks of investing in foreign securities.

     5. What Are The Fund's Expenses And Fees?

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder Latin America Fund are:

       Shareholder transaction expenses -
       Expenses charged directly to your account for various transactions.

       Sales Commission to Purchase Shares (Sales Load)   None

       Commissions to Reinvest Dividends                  None

       Deferred Sales Charge                              None

       Redemption Fee                                     None

       Exchange Fee                                       None

       Annual Fund operating expenses (after expense maintenance) - Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Figures below are for the fiscal year ended October 31, 1996.

       Investment management fee (after state imposed     1.25%
       expense limitation)

       12b-1 fees                                         None

       Other expenses                                     0.71%
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       Total Fund operating expenses                      1.96%
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       Example:
       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

       1 Year         3 Years           5 Years           10 Years

       $20            $62               $106              $229

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown. Please note that there is a $5 service fee if you request redemption proceeds via wire.

     6. How Has The Fund Performed Historically?

     This chart shows how the Fund has performed since it commenced operations on December 8, 1992, assuming reinvestment of all distributions. Performance is historical and may not be indicative of future results. Total return and principal value will fluctuate.


     THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE.

     BAR CHART TITLE:  Total returns for years ended December 31:

     BAR CHART DATA:           1993       74.32%
                               1994       -9.41
                               1995       -9.80
                               1996       28.32


                    The Fund's Average Annual Total Return
                    for the period ended December 31, 1996

                           One Year      28.32%
                       Life of Fund      17.16%



     If the adviser had not maintained the Fund's expenses, average annual total return for the one year and life of fund would have been lower.

     7. Who Manages The Fund?

     The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world. The Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process.

     Lead Portfolio Manager Edmund B. Games, Jr. has set the Fund's investment strategy and overseen its daily operation since the Fund was introduced in 1992. Mr. Games joined Scudder's equity research area in 1960 and has focused on Latin American stocks since 1988. Tara
     C. Kenney, Portfolio Manager, assists with the Fund's research and investment strategy. Ms. Kenney, who joined the Fund's team in 1996, has ten years of financial industry experience. Paul Rogers, Portfolio Manager, also joined the Fund's team in 1996 and is primarily responsible for research on Latin American corporations. Mr. Rogers joined Scudder in 1994 and has over 10 years of investment experience.

     8. How Can I Invest?

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is $2,500 ($1,000 for IRAs), except that shareholders may open a regular account with a minimum of $1,000 if an investment program of at least $100/month is established. A shareholder with a non-fiduciary account who maintains an account balance of less than $2,500 without establishing an investment program, may be assessed an annual fee of $10.00, payable to the Fund. You may also exchange Fund shares free of charge within the Scudder Family of Funds.

     9. How Can I Redeem Shares?

     You may redeem shares at the current share price on any business day by telephone, fax, or mail.

     10. When Are Distributions Made?

     The Fund typically makes dividends and capital gains distributions, if any, in December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable distributions are taxable as ordinary income.

     11. What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund

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     [Image]Scudder wants you to make informed investment decisions. This
     Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.

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